UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 24, 2007
__________________________

FP TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________
Delaware	000-28515	20-3446646
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

181 Wells Avenue, Suite 100, Newton, Massachusetts 02459
(Address of Principal Executive Offices) (Zip Code)

(617) 928-6001
(Registrant’s telephone number,
including area code)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 24, 2007, FP Technology, Inc., a Delaware corporation (the “Company”), entered into a Master Exchange Agreement (the “Exchange Agreement”) with each of the Purchasers listed on Exhibit A attached thereto (the “Purchasers”). Pursuant to the Exchange Agreement, effective January 24, 2007 the Company exchanged with the Purchasers all of its outstanding (i) Senior Secured Nonconvertible Notes Due 2011, in the aggregate principal amount of $50,000,000, issued under an Indenture with The Bank of New York dated March 29, 2006 (which Indenture was deemed to be satisfied and discharged under the Exchange Agreement) and (ii) Warrants to purchase an aggregate of 6,250,000 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at an exercise price of $8.00 per share, for the following aggregate consideration:

•	$45,000,000 in cash plus accrued interest on the Senior Secured Nonconvertible Notes Due 2011;

•	A new issue of Senior Secured Convertible Notes Due 2009 in the aggregate principal amount of $5,600,000 (the “New Notes”), issued under an indenture with The Bank of New York (the “New Indenture”);

•	Warrants to purchase an aggregate of 1,214,285 shares of Common Stock at an exercise price of $7.00 per share (the “New Warrants”); and

•	1,500,000 fully-paid shares of Common Stock (the “New Shares”).

Pursuant to the terms of the New Indenture, the Company also obtained a letter of credit from Wells Fargo Bank, National Association, in favor of The Bank of New York, as trustee under the New Indenture, in a stated amount of $1,344,000 in respect of approximately two years of interest payments payable under the New Notes.

The indebtedness evidenced by the New Notes is senior secured indebtedness of the Company, and ranks superior to the Company’s other indebtedness. As security for the Company’s obligations under the New Indenture, the Company executed a Security Agreement dated as of January 24, 2007 (the “Security Agreement”), pursuant to which the Company granted a security interest in all assets of the Company in favor of The Bank of New York, in its capacity as collateral agent for the holders of the New Notes under the New Indenture.

On January 24, 2007, the Company also exchanged with Rodman & Renshaw LLC (“Rodman”) outstanding warrants previously issued to Rodman to purchase an aggregate of 625,000 shares of Common Stock at an exercise price of $8.00 per share for (i) new warrants to purchase 71,429 shares of Common Stock at an exercise price $7.00 per share (the “Rodman Warrants”) and (ii) 150,000 fully-paid shares of Common Stock (the “Rodman Shares”).

On January 24, 2007, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers. Under the Registration Rights Agreement, the Company agreed to provide certain registration rights under the Securities Act of 1933 and applicable state securities laws with respect to the (i) New Shares and the Rodman Shares, (ii) shares of Common Stock issuable upon conversion of the New Notes, and (iii) shares of Common Stock issuable upon exercise of the New Warrants and the Rodman Warrants.

Additional Terms of the New Notes

The following are certain additional material terms of the New Notes (capitalized terms used but not defined in the following discussion have the meanings ascribed to such terms in the New Indenture):

1.	Interest Rate. Interest on the New Notes accrues at a rate of 12% per annum.

2.
Redemption at the Option of the Purchaser. The Company may become obligated, at the option of each Purchaser, to redeem the New Notes upon the request of such Purchaser after the failure by the Company to achieve the numbers of subscribers required by Section 10.17(b) of the New Indenture in any two consecutive fiscal quarters.

3.
Repurchase at the Option of the Purchaser Upon a Fundamental Change. The Company may become obligated, at the option of each Purchaser, to repurchase the New Notes if a Fundamental Change occurs at any time prior to the Stated maturity of the New Notes at the Fundamental Change Repurchase Price, plus any Make-Whole Premium required by the terms of the New Indenture.

4.
Optional Conversion. Subject to the terms and conditions of the New Indenture, a Purchaser may optionally convert at any time the Principal Amount of a New Note (or any portion thereof equal to any integral multiple of $500) into shares of Common Stock at a conversion price of $7.00 per share, subject to adjustment as provided in the Indenture.

5.
Forced Conversion. At any time prior to the Stated Maturity, at the Company’s option, the Outstanding Notes may be forced to convert into Common Stock at a conversion price of $7.00 per share (subject to adjustment as provided in the Indenture) upon at least twenty Trading Days’ notice to the Purchasers if, during the term of such Outstanding Notes, certain conditions are met, including, without limitation, that the Common Stock trades above 200% of the Conversion Price for fifteen consecutive trading days with a specified minimum aggregate volume for such period.

6.
Event of Default. If an Event of Default will occur and be continuing, the Principal Amount plus accrued and unpaid interest and Liquidated Damages, if any, through such date on all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The securities issued under the Exchange Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 3(a)(9) of the Securities Act, Section 4(2) of the Securities Act, and Regulation D promulgated thereunder.

The following agreements are attached as exhibits to this Report: (i) Exchange Agreement; (ii) New Indenture (including form of New Note); (iii) Form of Warrants; (iv) Security Agreement; and (v) Registration Rights Agreement. The foregoing descriptions of these agreements are summary only and are qualified in their entirety by reference to the copies thereof attached hereto as exhibits.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

Item 5.01  Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibit index.

Exhibit No.	Description
99.1	Master Exchange Agreement, dated as of January 24, 2007, by and among the Registrant and the various Purchasers listed on Exhibit A attached thereto.
99.2	Indenture, dated as of January 24, 2007, between the Registrant and The Bank of New York, as Trustee.
99.3	Form of Warrants issued by the Registrant as of January 24, 2007.
99.4	Security Agreement, dated as of January 24, 2007, between the Registrant and The Bank of New York, in its capacity as Collateral Agent.
99.5	Registration Rights Agreement, dated as of January 24, 2007, by and among the Registrant and the various parties to the Master Exchange Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 24, 2007

FP TECHNOLOGY, INC.

By:  /s/ Stephen Peary
Stephen Peary
Chief Financial Officer